UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (date of earliest event reported): AUGUST 24, 2007
VERMILLION, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31617 (Commission File Number)	33-059-5156 (I.R.S. Employer Identification Number)
6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)
(510) 505-2100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 3.02 Unregistered Sales of Equity Securities
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 1.01 Entry into a Material Definitive Agreement
     On August 24, 2007, Vermillion, Inc., formerly Ciphergen Biosystems, Inc. (the “Company”), announced that it entered into securities purchase agreements in connection with a private placement with a group of existing and new investors. The transaction closed on August 29, 2007. Under the terms of the agreements, the Company received approximately $20.6 million in gross proceeds from the sale of approximately 24.5 million shares of its common stock and the issuance of warrants for the purchase of approximately 19.6 million additional shares of the Company’s common stock with an exercise price of $0.925 per share. Net proceeds from the transaction will be used for general working capital needs.
     In connection with the closing of the transaction, the Company and Quest Diagnostics Incorporated (“Quest”) entered into an amendment to the warrant issued by the Company to Quest on July 22, 2005 (the “Quest Warrant”). Pursuant to the terms of the amendment, the exercise price for the purchase of the Company’s common stock under the Quest Warrant was reduced from $3.50 per share to $2.50 per share and the expiration date of the Quest Warrant was extended from July 22, 2010 to July 22, 2011.
ITEM 3.02 Unregistered Sales of Equity Securities
     Neither the shares of the Company’s common stock nor the warrants issued in connection with the private placement, described under Item 1.01 above, have been registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, these securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. The Company has agreed to file within 30 days after the closing one or more registration statements covering the resale of the common stock as well as the common stock issuable upon exercise of the warrants.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) EXHIBITS.

EXHIBIT NO.	DESCRIPTION
10.1*	Warrant for Quest Diagnostics Incorporated to Purchase Common Stock of Vermillion, Inc., dated July 22, 2005

10.2	Amendment of Warrant, by and between Vermillion, Inc. and Quest Diagnostics Incorporated, dated August 29, 2007

99.1	Press release issued by Vermillion, Inc. on August 24, 2007

99.2	Press release issued by Vermillion, Inc. on August 29, 2007

*	Incorporated by reference to Exhibit 10.46 to the Company’s Form 8-K filed on July 28, 2005

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERMILLION, INC. (Registrant)
Date: August 29, 2007	By:	/s/ DEBRA A. YOUNG
Debra A. Young
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1*	Warrant for Quest Diagnostics Incorporated to Purchase Common Stock of Vermillion, Inc., dated July 22, 2005

10.2	Amendment of Warrant, by and between Vermillion, Inc. and Quest Diagnostics Incorporated, dated August 29, 2007

99.1	Press release issued by Vermillion, Inc. on August 24, 2007

99.2	Press release issued by Vermillion, Inc. on August 29, 2007

*	Incorporated by reference to Exhibit 10.46 to the Company’s Form 8-K filed on July 28, 2005

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